Lucas Energy, Inc. 8-K

Exhibit 10.2

SECOND AMENDMENT TO
STOCK PURCHASE AGREEMENT

This Second Amendment to Stock Purchase Agreement (“Amendment”) is made and entered into on September 29, 2016 (“Amendment Date”), by and between Lucas Energy, Inc., a Nevada corporation (“Company”), and the investor whose name appears below (“Investor”).

1.

Reference is made to the Stock Purchase Agreement made and entered into on April 6, 2016, by and between Lucas Energy, Inc., a Nevada corporation (“Company”), and Investor, and the First Amendment to the Agreement dated April 28, 2016 by and between the Company and Investor (collectively, the “Agreement”), both of which are incorporated herein by reference.

2.

In Section V.A.1 of the Agreement, the words “the Closing, and in any event within 30 days” are hereby deleted and replaced with the words “the registration statement on Form S- 3/A (File No. 333-211066) is declared effective by the Commission, and in any event within 5 business days thereafter.”

3.

Except as modified by this Amendment, the Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories on the Amendment Date.

Company:

LUCAS ENERGY, INC.

By:
Name:	Anthony C. Schnur
Title:	CEO

Investor:

Discover Growth Fund
Investor Name

By:
Name:	David Sims
Title:	Director